DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

AIR CRE contracts

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET
(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1. **Basic Provisions ("Basic Provisions").**

1.1 **Parties.** This Lease ("**Lease**"), dated for reference purposes only November 4, 2022, is made by and between Hedda Marosi Living Trust and Stella Feder Trust (collectively, "**Lessor**") and ClearPoint Neuro, Inc., a Delaware corporation ("**Lessee**"), (collectively the "**Parties**," or individually a "**Party**").

1.2 **Premises:** That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known as (street address, city, state, zip): 6349 Paseo Del Lago, Carlsbad, CA 92011 ("**Premises**"). The Premises are located in the County of San Diego, and are generally described as (describe briefly the nature of the property and, if applicable, the "**Project**," if the property is located within a Project): an approximately 19,462 square foot industrial building. (See also Paragraph 2)

1.3 **Term:** Ten (10) years and zero (0) months ("**Original Term**") commencing June 1, 2023 ("**Commencement Date**") and ending May 31, 2033 ("**Expiration Date**"). (See also Paragraph 3)

1.4 **Early Possession:** If the Premises are available Lessee may have non-exclusive possession of the Premises commencing May 1, 2023 [SEE ADDENDUM] ("**Early Possession Date**"). (See also Paragraphs 3.2 and 3.3)

1.5 **Base Rent:** $36,977.80 per month ("**Base Rent**"), payable on the second day of each month commencing upon the Commencement Date. (See also Paragraph 4)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 51.

1.6 **Base Rent and Other Monies Paid Upon Execution:**

(a) **Base Rent:** $36,977.80 for the period first month's rent.

(b) **Security Deposit:** $36,977.80 ("**Security Deposit**"). (See also Paragraph 5)

(c) **Association Fees:** $N/A ~~for the period~~ ____.

(d) **Other:** $6,811.70 for Operating Expenses.

(e) **Total Due Upon Execution of this Lease:** ____.

1.7 **Agreed Use:** General business offices, secured areas (including but not limited to clean room), operation of Lessee's business, and any other lawful purpose consistent with the character of the Building, as permitted by the City of Carlsbad. (See also Paragraph 6)

1.8 **Insuring Party.** Lessor is the "**Insuring Party**" unless otherwise stated herein. (See also Paragraph 8)

1.9 **Real Estate Brokers.** (See also Paragraph 15 and 25)

(a) **Representation**: Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this Lease with the following real estate brokers ("**Broker(s)**") and/or their agents ("Agent(s)"):

Lessor's Brokerage Firm Colliers International, Inc., a Delaware corporation, dba Colliers International License No. 01908588 is the broker of (check one): ☑ the Lessor; or ☐ both the Lessee and Lessor (dual agent).

Lessor's Agent Mike Erwin, Tucker Hohenstein, Hank Jenkins License No. 01242826 | 00999360 | 01981328 is (check one): ☑ the Lessor's Agent (salesperson or broker associate); or ☐ both the Lessee's Agent and the Lessor's Agent (dual agent).

Lessee's Brokerage Firm Newmark License No. 01355491 Is the broker of (check one): ☑ the Lessee; or ☐ both the Lessee and Lessor (dual agent).

Lessee's Agent Ron Magnaghi License No. 01127146 is (check one): ☑ the Lessee's Agent (salesperson or broker associate); or ☐ both the Lessee's Agent and the Lessor's Agent (dual agent).

(b) **Payment to Brokers.** Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement ~~(or if there is no such agreement, the sum of ___ or ___ % of the total Base Rent)~~ for the brokerage services rendered by the Brokers.

1.10 ~~**Guarantor.** The obligations of the Lessee under this Lease are to be guaranteed by ____ ("**Guarantor**"). (See also Paragraph 37)~~

1.11 **Attachments.** Attached hereto are the following, all of which constitute a part of this Lease:

☑ an Addendum consisting of Paragraphs 51 through 60;

☐ a plot plan depicting the Premises;

☐ a current set of the Rules and Regulations;

☐ a Work Letter;

☑ other (specify): Option to Extend (Paragraph 60).

2. **Premises.**

2.1 **Letting.** Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. **NOTE: Lessee is advised to verify the actual size prior to executing this Lease.** Outdoor patio and balcony areas will not be included in the rentable square footage.

2.2 **Condition.** Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("**Start Date**"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("**HVAC**"), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the "**Building**") shall be free of material defects, that the roof will be delivered and maintained by Lessor in a watertight condition, subject to Lessee's obligation to reimburse Lessor for the cost of Lessor's roof maintenance service contract pursuant to Paragraph 54, and that the Premises do not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law. If a non-compliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. Except for the roof, t~~T~~he warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Building. The warranty for the roof will continue for the Term of the Lease, as the same may be renewed or extended, unless the roof damage was caused by Lessee, in which case Lessee will be responsible for the cost of repairs. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee's sole cost and expense. Lessor also warrants, that unless otherwise specified in writing, Lessor is unaware of (i) any recorded Notices of Default affecting the Premise; (ii) any delinquent amounts

INITIALS INITIALS

© 2019 AIR CRE. All Rights Reserved.
STN-27.30, Revised 10-22-2020
Last Edited: 11/4/2022 5:47 AM
Page 1 of 14

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 11/4/2022 5:47AM STN-27.30, Revised 10-22-2020 Page 2of 14 due under any loan secured by the Premises; and (iii) any bankruptcy proceeding affec ng the Premises. 2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restric ons of record, regula ons, and ordinances ("Applicable Requirements") that were in effect at the me that each improvement, or por on thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifica ons which may be required by the Americans with Disabili es Act or any similar laws as a result of Lessee's use (see Paragraph 50), or to any Altera ons or U lity Installa ons (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. Lessor will facilitate an inspection of the Premises before the Premises are delivered to Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly a er receipt ofwri en no ce from Lessee se ng forth with specificity the nature and extent of such non-compliance, rec fy the same at Lessor's expense. If Lessee does not give Lessorwri en no ce of a non-compliance with this warranty within 6months following the Start Date, correc on of that non-compliance shall be the obliga on of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are herea er changed so as to require during the term of this Lease the construc on of an addi on to or an altera on of the Premises and/or Building, the remedia on of any Hazardous Substance, or the reinforcement or other physical modifica on of the Unit, Premises and/or Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows: (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease and the cost thereof exceeds 6months' Base Rent, Lesseemay instead terminate this Lease unless Lessor no fies Lessee, inwri ng, within 10 days a er receipt of Lessee's termina on no ce that Lessor has elected to pay the difference between the actual cost thereof and an amount equal to 6 months' Base Rent. If Lessee elects termina on, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor wri en no ce specifying a termina on date at least 90 days therea er. Such termina on date shall, however, in no event be earlier than the last day that Lessee could legally u lize the Premises without commencing such Capital Expenditure. (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifica ons), then Lessor shall pay for such Capital Expenditure and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date that on which the Base Rent is due, an amount equal to 1/144th of the por on of such costs reasonably a ributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obliga on at any me. If, however, such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the op on to terminate this Lease upon 90 days priorwri en no ce to Lessee unless Lessee no fies Lessor, inwri ng,within 10 days a er receipt of Lessor's termina on no ce that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent un l Lessor's share of such costs have been fully paid. If Lessee is unable to finance Lessor's share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 dayswri en no ce to Lessor. (c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modifica on to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease. 2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to sa sfy itself with respect to the size and condi on of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabili es Act), and their suitability for Lessee's intended use, (c) Lessee hasmade such inves ga on as it deems necessary with reference to such ma ers and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representa on as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee's decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor's agents, nor Brokers have made any oral orwri en representa ons orwarran es with respect to said ma ers other than as set forth in this Lease. In addi on, Lessor acknowledges that: (i) Brokers have made no representa ons, promises orwarran es concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to inves gate the financial capability and/or suitability of all proposed tenants. 2.5 Lessee as Prior Owner/Occupant. Thewarran esmade by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary correc vework. 3. Term. 3.1 Term. The Commencement Date, Expira on Date and Original Term of this Lease are as specified in Paragraph 1.3. 3.2 Early Possession. Any provision herein gran ng Lessee Early Possession of the Premises is subject to and condi oned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or par ally occupies the Premises prior to the Commencement Date, the obliga on to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obliga ons to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such Early Possession shall not affect the Expira on Date. 3.3 Delay In Possession. Lessor agrees to use commercially reasonable efforts to deliver exclusive possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, but or change the Expira on Datewill be extended by an equal number of days. Lessee shall not, however, be obligated to pay Rent or perform its other obliga ons un l Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and con nue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days a er the Commencement Date, as the samemay be extended under the terms of any Work Le er executed by Par es, Lesseemay, at its op on, by no ce in wri ngwithin 10 days at any time a er the end of such 60 day period, cancel this Lease, in which event the Par es shall be discharged from all obliga ons hereunder. If such wri en no ce is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. If possession of the Premises is not delivered within 120 days a er the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in wri ng. 3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee un l Lessee complies with its obliga on to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obliga ons under this Lease from and a er the Start Date, including the payment of Rent, notwithstanding Lessor's elec on to withhold possession pending receipt of such evidence of insurance. Further, if Lessee is required to perform any other condi ons prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession un l such condi ons are sa sfied. 4. Rent. 4.1 Rent Defined. All monetary obliga ons of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent"). 4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduc on (except as specifically permi ed in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not cons tute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from me to me designate inwri ng. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so sta ng. In the event that any check, dra , or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addi on to any Late Charge and Lessor, at its op on,may require all future Rent be paid by cashier's check. Payments will be applied first to accrued late charges and a orney's fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs. 4.3 Associa on Fees. In addi on to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner's associa on or condominium fees levied or assessed against the Premises. Said monies shall be paid at the same me and in the samemanner as the Base Rent. 5. Security Deposit. Lessee shall deposit with Lessor upon execu on hereof the Security Deposit as security for Lessee's faithful performance of its obliga ons under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any por on of said Security Deposit for the payment of any amount already due Lessor, for Rents whichwill be due in the future, and/ or to reimburse or compensate Lessor for any liability, expense, loss or DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 11/4/2022 5:47AM STN-27.30, Revised 10-22-2020 Page 3of 14 damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any por on of the Security Deposit, Lessee shall within 10 30days a er wri en request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon wri en request from Lessor, deposit addi onalmonies with Lessor so that the total amount of the Security Deposit shall at all mes bear the same propor on to the increased Base Rent as the ini al Security Deposit bore to the ini al Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessee occurs during this Lease and following such change the financial condi on of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such addi onal monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condi on. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 9030 days a er the expira on or termina on of this Lease, Lessor shall return that por on of the Security Deposit not used or applied by Lessor. Lessor shall upon wri en request provide Lessee with an accoun ng showing how that por on of the Security Deposit that was not returned was applied. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for anymonies to be paid by Lessee under this Lease. THE SECURITY DEPOSIT SHALL NOT BE USED BY LESSEE IN LIEU OF PAYMENT OF THE LAST MONTH'S RENT. 6. Use. 6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or proper es. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or rep les. Lessor shall not unreasonably withhold, condition or delay its consent to anywri en request for a modifica on of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 days a er such request give wri en no fica on of same, which no ce shall include an explana on of Lessor's objec ons to the change in the Agreed Use. 6.2 Hazardous Substances. (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transporta on, or release, either by itself or in combina onwith other materials expected to be on the Premises, is either: (i) poten ally injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority (but excluding any product, substance, waste, or material which is on the Premises in accordance with applicable laws), or (iii) a basis for poten al liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or frac ons thereof. Lessee shall not engage in any ac vity in or on the Premises which cons tutes a Reportable Use of Hazardous Substances without the express prior wri en consent of Lessor and mely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installa on or use of any above or below ground storage tank, (ii) the genera on, possession, storage, use, transporta on, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, no ce, registra on or business plan is required to be filedwith, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a no ce be given to persons entering or occupying the Premises or neighboring proper es. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the AgreedUse, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to anymeaningful risk of contamina on or damage or expose Lessor to any liability therefor. In addi on, Lessor may condi on its consent to any Reportable Use upon receiving such addi onal assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamina on, injury and/or liability, including, but not limited to, the installa on (and removal on or before Lease expira on or termina on) of protec ve modifica ons (such as concrete encasements) and/or increasing the Security Deposit. (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately givewri en no ce of such fact to Lessor, and provide Lessor with a copy of any report, no ce, claim or other documenta on which it has concerning the presence of such Hazardous Substance. (c) Lessee Remedia on. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all inves gatory and/or remedial ac on reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamina on of, and for the maintenance, security and/or monitoring of the Premises or neighboring proper es, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party agent, representative or invitee of Lessee (each, a "Lessee Responsible Party"). (d) Lessee Indemnifica on. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabili es, judgments, claims, expenses, penal es, and a orneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or anyLessee third Responsible Pparty (provided, however, that Lessee shall have no liability under this Lease with respect to undergroundmigra on of any Hazardous Substance under the Premises from adjacent proper es not caused or contributed to by Lessee). Lessee's obliga ons shall include, but not be limited to, the effects of any contamina on or injury to person, property or the environment created or suffered by Lessee, and the cost of inves ga on, removal, remedia on, restora on and/or abatement, and shall survive the expira on or termina on of this Lease. No termina on, cancella on or release agreement entered into by Lessor and Lessee shall release Lessee from its obliga ons under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in wri ng at the me of such agreement. (e) Lessor Indemnifica on. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remedia on, which result from Hazardous Substances which existed on the Premises prior to Lessee's occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor's obliga ons, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of inves ga on, removal, remedia on, restora on and/or abatement, and shall survive the expira on or termina on of this Lease. (f) Inves ga ons and Remedia ons. Lessor shall retain the responsibility and pay for any inves ga ons or remedia on measures required by governmental en es having jurisdic on with respect to the existence of Hazardous Substances on the Premises prior to Lessee's occupancy, unless such remedia on measure is required as a result of Lessee's use (including "Altera ons", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such ac vi es at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises at reasonable mes in order to carry out Lessor's inves ga ve and remedial responsibili es. (g) Lessor Termina on Op on. If a Hazardous Substance Condi on (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the inves ga on and remedia on thereof required by the Applicable Requirements and this Lease shall con nue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's op on, either (i) inves gate and remediate such Hazardous Substance Condi on, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall con nue in full force and effect, or (ii) if the es mated cost to remediate such condi on exceeds 12 mes the then monthly Base Rent or $100,000, whichever is greater, give wri en no ce to Lessee, within 30 days a er receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condi on, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such no ce. In the event Lessor elects to give a termina on no ce, Lessee may, within 10 days therea er, givewri en no ce to Lessor of Lessee's commitment to pay the amount by which the cost of the remedia on of such Hazardous Substance Condi on exceeds an amount equal to 12 mes the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or sa sfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall con nue in full force and effect, and Lessor shall proceed to make such remedia on as soon as reasonably possible a er the required funds are available. If Lessee does not give such no ce and provide the required funds or assurance thereof within the me provided, this Lease shall terminate as of the date specified in Lessor's no ce of termina on. 6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in a melymanner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or ra ng bureau, and the recommenda ons of Lessor's engineers and/or consultants which relate in anymanner to the Premises, without regard to whether said Applicable Requirements are now in effect or become effec ve a er the Start Date. Lessee shall, within 10 days a er receipt of Lessor'swri en request, provide Lessor with copies of all permits and other documents, and other informa on evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, no fy Lessor in wri ng (with copies of any documents involved) of any threatened or actual claim, no ce, cita on, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give wri en no ce to Lessor of: (i) DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 11/4/2022 5:47AM STN-27.30, Revised 10-22-2020 Page 4of 14 any water damage to the Premises and any suspected seepage, pooling, dampness or other condi on conducive to the produc on ofmold; or (ii) any mus ness or other odors that might indicate the presence ofmold in the Premises. In addi on, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a wri en request therefor. In addi on, Lessee shall provide Lessor with copies of its business license, cer ficate of occupancy and/or any similar document within 10 days of the receipt of awri en request therefor. 6.4 Inspec on; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30) and consultants authorized by Lessor shall have the right to enter into Premises at any me in the case of an emergency, and otherwise at reasonable mes a er reasonable no ce, for the purpose of inspec ng and/or tes ng the condi on of the Premises and/or for verifying compliance by Lesseewith this Lease. The cost of any such inspec ons shall be paid by Lessor, unless a viola on of Applicable Requirements caused by Lessee, or a Hazardous Substance Condi on caused by Lessee (see paragraph 9.1(e)) is found to exist or be imminent, or the inspec on is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspec on, so long as such inspec on is reasonably related to the viola on or contamina on. In addi on, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of awri en request therefor. Lessee acknowledges that any failure on its part to allow such inspec ons or tes ng will expose Lessor to risks and poten ally cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to allow such inspec ons and/or tes ng in a mely fashion the Base Rent shall be automa cally increased, without any requirement for no ce to Lessee, by an amount equal to 10% of the then exis ng Base Rent or $100, whichever is greater for the remainder to the Lease. The Par es agree that such increase in Base Rent represents fair and reasonable compensa on for the addi onal risk/costs that Lessor will incur by reason of Lessee's failure to allow such inspec on and/or tes ng. Such increase in Base Rent shall in no event cons tute a waiver of Lessee's Default or Breach with respect to such failure nor prevent the exercise of any of the other rights and remedies granted hereunder. 7. Maintenance; Repairs; U lity Installa ons; Trade Fixtures and Altera ons. 7.1 Lessee's Obliga ons. (a) In General. Subject to the provisions of Paragraph 2.2 (Condi on), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor'sObliga ons), 9 (Damage orDestruc on), and 14 (Condemna on), Lessee shall, at Lessee's sole expense, keep the Premises,U lity Installa ons (intended for Lessee's exclusive use, no ma erwhere located), and Altera ons in good order, condi on and repair (whether or not provided the por on of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, andprovided, further, that whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such por on of the Premises), including, but not limited to, all equipment or facili es, such as plumbing, HVAC equipment, electrical, ligh ng facili es, boilers, pressure vessels, fire protec on system, fixtures, walls (interior and exterior), founda ons, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condi on and repair, shall exercise and perform good maintenance prac ces, specifically including the procurement andmaintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obliga ons shall include restora ons, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condi on and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condi on (including, e.g. graffi removal) consistent with the exterior appearance of other similar facili es of comparable age and size in the vicinity, including, when necessary, the exterior repain ng of the Building. (b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire ex nguishing systems, including fire alarm and/or smoke detec on, (iv) landscaping and irriga on systems, (v) roof covering and drains, and (vi) clarifiers the service contracts as maintained by Lessor as of the Start date of the lease, as such contracts and arrangements are communicated to Lessee. Lessee may replace any contracts and arrangements with alternative service providers in its sole discretion as long as such alternative service providers are of reasonably similar quality and cover the same scope of original service. However, Lessor reserves the right, upon no ce to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof. (c) Failure to Perform. If Lessee fails to perform Lessee's obliga ons under this Paragraph 7.1, Lessor may enter upon the Premises a er 10 days' prior wri en no ce to Lessee (except in the case of an emergency, in which case no no ce shall be required), perform such obliga ons on Lessee's behalf, and put the Premises in good order, condi on and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof. (d) Replacement. Subject to Lessee's indemnifica on of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resul ng from Lessee's failure to exercise and perform good maintenance prac ces, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Par es and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof, on the date on which Base Rent is due, an amount equal to the product ofmul plying the cost of such replacement by a frac on, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay Interest on the unamor zed balance but may prepay its obliga on at any me. 7.2 Lessor's Obliga ons. Subject to the provisions of Paragraphs 2.2 (Condi on), 2.3 (Compliance), 9 (Damage or Destruc on) and 14 (Condemna on), it is intended by the Par es hereto that Lessor have no obliga on, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obliga ons are intended to be that of the Lessee. It is the inten on of the Par es that the terms of this Lease govern the respec ve obliga ons of the Par es as to maintenance and repair of the Premises. 7.3 U lity Installa ons; Trade Fixtures; Altera ons. (a) Defini ons. The term "U lity Installa ons" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribu on, security and fire protec on systems, communica on cabling, ligh ng fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Altera ons" shall mean any modifica on of the improvements, other than U lity Installa ons or Trade Fixtures, whether by addi on or dele on. "Lessee Owned Altera ons and/or U lity Installa ons" are defined as Altera ons and/or U lity Installa onsmade by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). (b) Consent. Lessee shall notmake any Altera ons or U lity Installa ons to the Premises without Lessor's priorwri en consent. Lessee may, however, make non-structural Altera ons or U lity Installa ons to the interior of the Premises (excluding the roof) without such consent but upon no ce to Lessor, as long as they are not visible from the outside, do not involve puncturing, reloca ng or removing the roof or any exis ng walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, do not trigger the requirement for addi onal modifica ons and/or improvements to the Premises resul ng from Applicable Requirements, such as compliance with Title 24, and the cumula ve cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent in the aggregate or a sum equal to one month's Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetra ons and/or install anything on the roof without the prior wri en approval of Lessor. Lessor may, as a precondi on to gran ng such approval, require Lessee to u lize a contractor chosen and/or approved by Lessor. Any Altera ons or U lity Installa ons that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in wri en form with detailed plans. Consent shall be deemed condi oned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifica ons prior to commencement of the work, and (iii) compliance with all condi ons of said permits and other Applicable Requirements in a prompt and expedi ousmanner. Any Altera ons or U lity Installa ons shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon comple on furnish Lessor with as-built plans and specifica ons. For work which costs an amount in excess of one month's Base Rent, Lessormay condi on its consent upon Lessee providing a lien and comple on bond in an amount equal to 150% of the es mated cost of such Altera on or U lity Installa on and/or upon Lessee's pos ng an addi onal Security Deposit with Lessor. (c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days no ce prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post no ces of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and sa sfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If LessorLessee shall require be in Breach of its obligations under this Lease, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to par cipate in any such ac on, Lessee shall pay Lessor's a orneys' fees and costs. 7.4 Ownership; Removal; Surrender; and Restora on. (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereina er provided, allAltera ons and U lity Installa ons made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any me, elect inwri ng to be the owner of all or any specified part of the Lessee Owned Altera ons and U lity Installa ons. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Altera ons andU lity Installa ons shall, at the expira on or termina on of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises. DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 11/4/2022 5:47AM STN-27.30, Revised 10-22-2020 Page 5of 14 (b) Removal. By delivery to Lessee of wri en no ce from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease at the time Lessor grants its consent to Lessee's making of Alterations and Utility Installations, Lessor may require that any or all Lessee Owned Altera ons or U lity Installa ons be removed by the expira on or termina on of this Lease. Lessor may require the removal at any me of all or any part of any Lessee Owned Altera ons or U lity Installa onsmade without the required consent. (c) Surrender; Restora on. Lessee shall surrender the Premises by the Expira on Date or any earlier termina on date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good opera ng order, condi on and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deteriora on that would have been prevented by good maintenance prac ce. Notwithstanding the foregoing and the provisions of Paragraph 7.1(a), if the Lessee occupies the Premises for 12months or less, then Lessee shall surrender the Premises in the same condi on as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installa on, maintenance or removal of Trade Fixtures, Lessee owned Altera ons and/or U lity Installa ons, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any thirdLessee Responsible Pparty (except Hazardous Substances which were deposited via undergroundmigra on from areas outside of the Premises) to the level specified in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expira onDate or any earlier termina on date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to mely vacate the Premises pursuant to this Paragraph 7.4(c) without the express wri en consent of Lessor shall cons tute a holdover under the provisions of Paragraph 26 below. 8. Insurance; Indemnity. 8.1 Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost a ributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice. 8.2 Liability Insurance. (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protec ng Lessee and Lessor as an addi onal insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an addi onal insured by means of an endorsement at least as broad as the Insurance Service Organiza on's "Addi onal Insured-Managers or Lessors of Premises" Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organiza ons, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obliga ons under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obliga on hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addi on to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an addi onal insured therein. 8.3 Property Insurance - Building, Improvements and Rental Value. (a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from me to me, or the amount required by any Lender, but in no eventmore than the commercially reasonable and available insurable value thereof. Lessee Owned Altera ons andU lity Installa ons, Trade Fixtures, and Lessee's personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demoli on, reconstruc on or replacement of any por on of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valua on provision in lieu of any coinsurance clause, waiver of subroga on, and infla on guard protec on causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deduc ble clause, the deduc ble amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deduc ble amount in the event of an Insured Loss. (b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an addi onal 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valua on provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12month period. Lessee shall be liable for any deduc ble amount in the event of such loss. (c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises. 8.4 Lessee's Property; Business Interrup on Insurance; Worker's Compensa on Insurance. (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Altera ons and U lity Installa ons. Such insurance shall be full replacement cost coverage with a deduc ble of not to exceed $15,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Altera ons and U lity Installa ons. (b) Business Interrup on. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings a ributable to all perils commonly insured against by prudent lessees in the business of Lessee or a ributable to preven on of access to the Premises as a result of such perils. (c) Worker's Compensa on Insurance. Lessee shall obtain and maintain Worker's Compensa on Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a 'Waiver of Subroga on' endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the cer ficate of insurance or copy of the policy required by paragraph 8.5. (d) No Representa on of Adequate Coverage. Lessor makes no representa on that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business opera ons or obliga ons under this Lease. 8.5 Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a "General Policyholders Ra ng" of at least A-, VII, as set forth in the most current issue of "Best's Insurance Guide", or such other ra ng as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor cer fied copies of policies of such insurance or cer ficateswith copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject tomodifica on except a er 30 days prior wri en no ce to Lessor. Lessee shall, at least 10 days prior to the expira on of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may increase his liability insurance coverage and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same. 8.6 Waiver of Subroga on. Without affec ng any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their en re right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deduc bles applicable hereto. The Par es agree to have their respec ve property damage insurance carriers waive any right to subroga on that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby. 8.7 Indemnity. Subject to Section 8.6 above, and eExcept for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penal es, a orneys' and consultants' fees, expenses and/or liabili es arising out of, involving, or in connec on with, a Breach of the Lease by Lessee and/or the use and/or occupancy of the Premises and/or Project by Lessee and/or by Lessee's employees, contractors or invitees. If any ac on or proceeding is brought against Lessor by reason of any of the foregoingma ers, Lessee shall upon no ce defend the same at Lessee's expense by counsel reasonably sa sfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified. In any instance where Lessor is obligated to obtain and maintain insurance under Section 8.3(a), then in the event of any damages or destruction, Lessor shall be obligated to make a claim against its insurance company before demanding indemni ication from Lessee. DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 11/4/2022 5:47AM STN-27.30, Revised 10-22-2020 Page 6of 14 8.8 Exemp on of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, nNeither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruc on or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or ligh ng fixtures, or from any other cause, whether the said injury or damage results from condi ons arising upon the Premises or upon other por ons of the building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or profit therefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8. 8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and poten ally cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or por on thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or cer ficates evidencing the existence of the required insurance, the Base Rent shall be automa cally increased, without any requirement for no ce to Lessee, by an amount equal to 10% of the then exis ng Base Rent or $100, whichever is greater, until Lessee obtains the required insurance and provides Lessor with binders or certi icates of insurance evidencing same. The par es agree that such increase in Base Rent represents fair and reasonable compensa on for the addi onal risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required insurance. Such increase in Base Rent shall in no event cons tute a waiver of Lessee's Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obliga on to maintain the insurance specified in this Lease. 9. Damage or Destruc on. 9.1 Defini ons. (a) "Premises Par alDamage" shall mean damage or destruc on to the improvements on the Premises, other than Lessee Owned Altera ons and U lity Installa ons,which can reasonably be repaired in 6months or less from the date of the damage or destruc on. Lessor shall no fy Lessee inwri ng within 30 days from the date of the damage or destruc on as to whether or not the damage is Par al or Total. (b) "Premises Total Destruc on" shall mean damage or destruc on to the Premises, other than Lessee Owned Altera ons and U lity Installa ons and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruc on. Lessor shall no fy Lessee in wri ngwithin 30 days from the date of the damage or destruc on as to whether or not the damage is Par al or Total. (c) "Insured Loss" shall mean damage or destruc on to improvements on the Premises, other than Lessee Owned Altera ons and U lity Installa ons and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespec ve of any deduc ble amounts or coverage limits involved. (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the me of the occurrence to their condi on exis ng immediately prior thereto, including demoli on, debris removal and upgrading required by the opera on of Applicable Requirements, and without deduc on for deprecia on. (e) "Hazardous Substance Condi on" shall mean the occurrence or discovery of a condi on involving the presence of, or a contamina on by, a Hazardous Substance, in, on, or under the Premises which requires restora on. 9.2 Par al Damage - Insured Loss. If a Premises Par al Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Altera ons and U lity Installa ons) as soon as reasonably possible and this Lease shall con nue in full force and effect; provided, however, that Lessee shall, at Lessor's elec on,make the repair of any damage or destruc on the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deduc blewhich is Lessee's responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obliga on to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of wri en no ce of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by wri en no ce to Lessee within 10 days therea er to: (i) make such restora on and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days therea er. Lessee shall not be en tled to reimbursement of any funds contributed by Lessee to repair any such damage or destruc on. Premises Par al Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party. 9.3 Par al Damage - Uninsured Loss. If a Premises Par al Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall con nue in full force and effect, or (ii) terminate this Lease by giving wri en no ce to Lessee within 30 days a er receipt by Lessor of knowledge of the occurrence of such damage. Such termina on shall be effec ve 60 days following the date of such no ce. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days a er receipt of the termina on no ce to give wri en no ce to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or sa sfactory assurance thereof within 30 days a er making such commitment. In such event this Lease shall con nue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible a er the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termina on no ce. 9.4 Total Destruc on. Notwithstanding any other provision hereof, if a Premises Total Destruc on occurs, this Lease shall terminate 60 days following such Destruc on. If the damage or destruc on was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6. 9.5 Damage Near End of Term. If at any me during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessoror Lessee may terminate this Lease effec ve 60 days following the date of occurrence of such damage by giving a wri en termina on no ce to Lessee within 30 days a er the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that me has an exercisable op on to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such op on and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 130 days a er Lessee's receipt of Lessor's wri en no ce purpor ng to terminate this Lease, or (ii) the day prior to the date upon which such op on expires. If Lessee duly exercises such op on during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall con nue in full force and effect. If Lessee fails to exercise such op on and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termina on no ce and Lessee's op on shall be ex nguished. 9.6 Abatement of Rent; Lessee's Remedies. (a) Abatement. In the event of Premises Par al Damage or Premises Total Destruc on or a Hazardous Substance Condi on for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remedia on or restora on of such damage shall be abated in propor on to the degree to which Lessee's use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obliga ons of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruc on, remedia on, repair or restora on except as provided herein. (b) Remedies. If Lessor is obligated to repair or restore the Premises and does not commence, in a substan al and meaningful way, such repair or restora onwithin 90 days a er such obliga on shall accrue, Lessee may, at any me prior to the commencement of such repair or restora on, give wri en no ce to Lessor and to any Lenders of which Lessee has actual no ce, of Lessee's elec on to terminate this Lease on a date not less than 60 days following the giving of such no ce. If Lessee gives such no ce and such repair or restora on is not commenced within 30 days therea er, this Lease shall terminate as of the date specified in said no ce. If the repair or restora on is commenced within such 30 days, this Lease shall con nue in full force and effect. "Commence" shall mean either the uncondi onal authoriza on of the prepara on of the required plans, or the beginning of the actual work on the Premises, whichever first occurs. 9.7 Termina on; Advance Payments. In any instance where it will take more than six months from the date of the casualty to repair or restore the Premises to their original condition, Lessee will also have the right to terminate this Lease by delivering written notice of termination to Lessor at any time before receiving notice of Lessor's election under Section 9.2 or 9.3 above. Upon termina on of this Lease pursuant to Paragraph 6.2(g) or this Paragraph 9, an equitable adjustment DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

10. Real Property Taxes.

10.1 **Definition**. As used herein, the term "**Real Property Taxes**" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address. Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

10.2 **Payment of Taxes**. In addition to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date. If any such installment shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee's share of such installment shall be prorated. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes. If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.

10.3 **Joint Assessment**. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

10.4 **Personal Property Taxes**. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities and Services.

11.1 Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions. Notwithstanding any provision herein to the contrary, in the event Lessor or Lessor's agent causes disruption in utility services and Lessee is unable to operate its business for more than 24 hours, Rent shall be abated until Lessee is able to reopen for business in the Premises.

11.2 Within fifteen days of Lessor's written request, Lessee agrees to deliver to Lessor such information, documents and/or authorization as Lessor needs in order for Lessor to comply with new or existing Applicable Requirements relating to commercial building energy usage, ratings, and/or the reporting thereof.

12. Assignment and Subletting.

12.1 **Lessor's Consent Required.**

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "**assign or assignment**") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, and except as otherwise provided below, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, ~~which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "**Net Worth of Lessee**" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.~~ will not require the consent of Lessor as otherwise provided in this Section 12.

(d) ~~An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(d), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.~~ Notwithstanding anything to the contrary set forth in this Section 12, the following transfers (each, a "Permitted Transfer") will not require Lessor's consent: (a) any assignment or sublease to (each a "Permitted Transferee") (i) any entity that acquires all or substantially all of the interests or assets of Tenant, (ii) any entity that is the resulting entity of a merger or consolidation of Lessee with another entity, or the conversion of Lessee into another type of entity, (iii) any Affiliate (as defined below), or (iv) a Permitted Transferee. In each such instance, Lessee shall remain primarily liable for the full and complete performance of the terms and conditions of this Lease despite such transfer. In addition, any transfer to a Permitted Transferee must, in each case, satisfy all of the following conditions: (a) Lessee will not be in default under this Lease; (b) the Permitted Transfer, either individually or when combined with other Permitted Transfers, must not be a subterfuge by Lessee to avoid its obligations under this Lease; (c) Lessee must give Lessor written notice at least fifteen (15) business days prior to the effective date of the Permitted Transfer; (d) Lessee's notice to Lessor will include information and documentation reasonably evidencing the Permitted Transfer, including without limitation the name, type of entity and jurisdiction of the Permitted Transferee; and the name, address, and contact information of a responsible person acting on behalf of and with authority to bind the Permitted Transferee; and (e) if requested by Lessor, the Permitted Transferee (other than a purchaser of Lessee's interests) will sign a commercially reasonable form of assumption agreement.

For purposes of this Section 12, an "Affiliate" means any person or entity that controls, is controlled by, or is under common control with Lessee.

(e) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g) Notwithstanding the foregoing, allowing a de minimis portion of the Premises, ie. ~~20~~100 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

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STN-27.30, Revised 10-22-2020 Last Edited: 11/4/2022 5:47 AM Page 7 of 14

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 11/4/2022 5:47AM STN-27.30, Revised 10-22-2020 Page 8of 14 12.2 Terms and Condi ons Applicable to Assignment and Suble ng. (a) Regardless of Lessor's consent, no assignment or suble ng shall : (i) be effec ve without the expresswri en assump on by such assignee or sublessee of the obliga ons of Lessee under this Lease, (ii) release Lessee of any obliga ons hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obliga ons to be performed by Lessee. (b) Lessor may accept Rent or performance of Lessee's obliga ons from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall cons tute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach. (c) Lessor's consent to any assignment or suble ng shall not cons tute a consent to any subsequent assignment or suble ng. (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obliga ons under this Lease, including any assignee or sublessee, without first exhaus ng Lessor's remedies against any other person or en ty responsible therefor to Lessor, or any security held by Lessor. (e) Each request for consent to an assignment or suble ng shall be inwri ng, accompanied by informa on relevant to Lessor's determina on as to the financial and opera onal responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modifica on of the Premises, if any, together with a fee of $500 as considera on for Lessor's considering and processing said request. Lessee agrees to provide Lessor with such other or addi onal informa on and/or documenta on as may be reasonably requested. (See also Paragraph 36) (f) Any assignee of, or sublessee under, this Lease shall, by reason of accep ng such assignment, entering into such sublease, or entering into possession of the Premises or any por on thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condi on and obliga on herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obliga ons as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in wri ng. (g) Lessor's consent to any assignment or suble ng shall not transfer to the assignee or sublessee anyOp on granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor inwri ng. (See Paragraph 39.2) 12.3 Addi onal Terms and Condi ons Applicable to Suble ng. The following terms and condi ons shall apply to any suble ng by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Leasewhether or not expressly incorporated therein: (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obliga ons under this Lease; provided, however, that un l a Breach shall occur in the performance of Lessee's obliga ons, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee's then outstanding obliga ons any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collec on of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obliga ons to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a wri en no ce from Lessor sta ng that a Breach exists in the performance of Lessee's obliga ons under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such no ce from Lessor and shall pay all Rents to Lessor without any obliga on or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary. (b) In the event of a Breach by Lessee, Lessor may, at its op on, require sublessee to a orn to Lessor, in which event Lessor shall undertake the obliga ons of the sublessor under such sublease from the me of the exercise of said op on to the expira on of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor. (c) Anyma er requiring the consent of the sublessor under a sublease shall also require the consent of Lessor. (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's priorwri en consent. (e) Lessor shall deliver a copy of any no ce of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such no ce. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee. 13. Default; Breach; Remedies. 13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, condi ons or Rules and Regula ons under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period: (a) The abandonment of the Premises; the vaca ng of the Premises prior to the expira on or termina on of this Lease without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize poten al vandalism; or failure to deliver to Lessor exclusive possession of the en re Premises in accordance herewith prior to the expira on or termina on of this Lease. (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, whenwithin ive (5) business days followingwritten notice due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obliga on under this Lease which endangers or threatens life or property, where such failure con nues for a period of 3 business days following wri en no ce to Lessee. THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANYOF LESSOR'S RIGHTS, INCLUDING LESSOR'S RIGHT TO RECOVER POSSESSIONOF THE PREMISES. (c) The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts cons tu ng public or private nuisance, and/or an illegal ac vity on the Premises by Lessee, where such ac ons con nue for a period of 3 business days followingwri en no ce to Lessee. In the event that Lessee commits waste, a nuisance or an illegal ac vity a second me then, the Lessor may elect to treat such conduct as a non-curable Breach rather than a Default. (d) The failure by Lessee to provide (i) reasonablewri en evidence of compliance with Applicable Requirements that Lessee is obligated to satisfy under this Lease, (ii) the service contracts under Section 7.1(b), (iii) the rescission of an unauthorized assignment or suble ng, (iv) an Estoppel Cer ficate or financial statements, (v) a requested subordina on, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documenta on or informa on which Lessormay reasonably require of Lessee under the terms of this Lease, where any such failure con nues for a period of 10 days following wri en no ce to Lessee. (e) A Default by Lessee as to the terms, covenants, condi ons or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default con nues for a period of 30 days a er wri en no ce; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and therea er diligently prosecutes such cure to comple on. (f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a pe on filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substan ally all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the a achment, execu on or other judicial seizure of substan ally all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions. (g) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false. (h) If the performance of Lessee's obliga ons under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termina on of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obliga on on an an cipatory basis, and Lessee's failure, within 60 days following wri en no ce of any such event, to provide wri en alterna ve assurance or security, which, when coupled with the then exis ng resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the me of execu on of this Lease. 13.2 Remedies. If Lessee fails to perform any of its affirma ve du es or obliga ons, within 10 30 days a er wri en no ce (or in case of an emergency, without no ce), Lessor may, at its op on, perform such duty or obliga on on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 1105% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessormay, with or without further no ce or demand, and without limi ng Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach: (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be en tled to recover from Lessee: (i) the unpaid Rent which had been earned at the me of termina on; (ii) the worth at the me of award of the amount by which the unpaid rent which would have been earned a er termina on un l the me of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the me of award of the amount by which the unpaid rent for the balance of the term a er the me of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

________ ________ ________ ________ INITIALS INITIALS © 2019 AIR CRE. All Rights Reserved. Last Edited: 11/4/2022 5:47AM STN-27.30, Revised 10-22-2020 Page 9of 14 necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obliga ons under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of rele ng, including necessary renova on and altera on of the Premises, reasonable a orneys' fees, and that por on of any leasing commission paid by Lessor in connec on with this Lease applicable to the unexpired term of this Lease. The worth at the me of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discoun ng such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the me of award plus one percent. Efforts by Lessor to mi gate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover any damages to which Lessor is otherwise en tled. If termina on of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a no ce and grace period required under Paragraph 13.1 was not previously given, a no ce to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also cons tute the no ce required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall cons tute both an unlawful detainer and a Breach of this Lease en tling Lessor to the remedies provided for in this Lease and/or by said statute. (b) Con nue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lesseemay sublet or assign, subject only to reasonable limita ons. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not cons tute a termina on of the Lessee's right to possession. (c) Pursue any other remedy now or herea er available under the laws or judicial decisions of the state wherein the Premises are located. The expira on or termina on of this Lease and/or the termina on of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to ma ers occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises. 13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, the cost of tenant improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or considera on for Lessee's entering into this Lease, all of which concessions are hereina er referred to as "Inducement Provisions," shall be deemed condi oned upon Lessee's full and faithful performance of all of the terms, covenants and condi ons of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automa cally be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or considera on theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which ini ated the opera on of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated inwri ng by Lessor at the me of such acceptance. [Intentionally deleted] 13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accoun ng charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days a er such amount shall be due, then, without any requirement for no ce to Lessee, Lessee shall immediately pay to Lessor a one- me late charge equal to510% of each such overdue amount or $100, whichever is greater. The Par es hereby agree that such late charge represents a fair and reasonable es mate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event cons tute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecu ve installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's op on, become due and payable quarterly in advance. 13.5 Interest. Anymonetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day a er it was due. The interest ("Interest") charged shall be computed at the rate of 610% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addi on to the poten al late charge provided for in Paragraph 13.4. 13.6 Breach by Lessor. (a) No ce of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable me to perform an obliga on required to be performed by Lessor. For purposes of this Paragraph, a reasonable me shall in no event be less than 30 days a er receipt by Lessor, and any Lender whose name and address shall have been furnished to Lessee in wri ng for such purpose, of wri en no ce specifying wherein such obliga on of Lessor has not been performed; provided, however, that if the nature of Lessor's obliga on is such thatmore than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and therea er diligently pursued to comple on. (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days a er receipt of said no ce, or if having commenced said cure they do not diligently pursue it to comple on, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure, provided however, that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documenta on to Lessor. 14. Condemna on. If the Premises or any por on thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collec vely "Condemna on"), this Lease shall terminate as to the part taken as of the date the condemning authority takes tle or possession, whichever first occurs. If more than 10% of the Building, ormore than 25% of that por on of the Premises not occupied by any building, is taken by Condemna on, Lessee may, at Lessee's op on, to be exercised inwri ngwithin 10 days a er Lessor shall have given Lesseewri en no ce of such taking (or in the absence of such no ce,within 10 days a er the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the por on of the Premises remaining, except that the Base Rent shall be reduced in propor on to the reduc on in u lity of the Premises caused by such Condemna on. Condemna on awards and/or payments shall be the property of Lessor, whether such award shall be made as compensa on for diminu on in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be en tled to any compensa on paid by the condemnor for Lessee's reloca on expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. AllAltera ons and U lity Installa ons made to the Premises by Lessee, for purposes of Condemna on only, shall be considered the property of the Lessee and Lessee shall be en tled to any and all compensa on which is payable therefor. In the event that this Lease is not terminated by reason of the Condemna on, Lessor shall repair any damage to the Premises caused by such Condemna on. 15. Brokerage Fees. 15.1 Addi onal Commission. In addi on to the payments owed pursuant to Paragraph 1.9 above, Lessor agrees that: (a) if Lessee exercises any Op on, (b) if Lessee or anyone affiliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, a er the expira on of this Lease, or (d) if Base Rent is increased, whether by agreement or opera on of an escala on clause herein, then, Lessor shall pay Brokers a fee in accordance with the fee schedule of the Brokers in effect at the me the Lease was executed. The provisions of this paragraph are intended to supersede the provisions of any earlier agreement to the contrary. 15.2 Assump on ofObliga ons. Any buyer or transferee of Lessor's interest in this Lease shall be deemed to have assumed Lessor's obliga on hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest. In addi on, if Lessor fails to pay any amounts to Lessee's Broker when due, Lessee's Broker may sendwri en no ce to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days a er said no ce, Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addi on, Lessee's Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor's Broker for the limited purpose of collec ng any brokerage fee owed. 15.3 Representa ons and Indemni es of Broker Rela onships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker, agent or finder (other than the Brokers and Agents, if any) in connec on with this Lease, and that no one other than said named Brokers and Agents is en tled to any commission or finder's fee in connec on herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensa on or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or ac ons of the indemnifying Party, including any costs, expenses, a orneys' fees reasonably incurred with respect thereto. 16. Estoppel Cer ficates. (a) Each Party (as "Responding Party") shall within 10 business days a er wri en no ce from the other Party (the "Reques ng Party") execute, acknowledge and deliver to the Reques ng Party a statement inwri ng in form similar to the then most current "Estoppel Cer ficate" form published by AIR CRE, plus such addi onal informa on, confirma on and/or statements as may be reasonably requested by the Reques ng Party. (b) If the Responding Party shall fail to execute or deliver the Estoppel Cer ficate within such 10 day period, the Reques ng Party may execute an Estoppel Cer ficate sta ng that: (i) the Lease is in full force and effectwithout modifica on except as may be represented by the Reques ng Party, (ii) there are no uncured defaults in the Reques ng Party's performance, and (iii) if Lessor is the Reques ng Party, not more than one month's rent has been paid in advance. DocuSign Envelope ID: F9BD5085-C3B5-430F-9913-620CDEB4A71E

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Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certificate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certificate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to provide the Estoppel Certificate. Such increase in Base Rent shall in no event constitute a waiver of Lessee's Default or Breach with respect to the failure to provide the Estoppel Certificate nor prevent the exercise of any of the other rights and remedies granted hereunder.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term "**Lessor**" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "**days**" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, the Project, and its rents, issues, profits, proceeds, condemnation or insurance recoveries, and other income arising therefrom, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23. Notices.

23.1 **Notice Requirements**. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing. Notice by Lessee to the Hedda Marosi Living Trust will be sufficient to constitute notice to "Lessor" for all purposes of this Lease. Separate notice to the Stella Feder Trust shall not be required.

23.2 **Date of Notice**. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices delivered by hand, or transmitted by facsimile transmission or by email shall be deemed delivered upon actual receipt. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

23.3 **Options.** Notwithstanding the foregoing, in order to exercise any Options (see paragraph 39), the Notice must be sent by Certified Mail (return receipt requested), Express Mail (signature required), courier (signature required) or some other methodology that provides a receipt establishing the date the notice was received by the Lessor.

24. Waivers.

(a) No waiver by either party ~~Lessor~~ of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by such defaulting/breaching party ~~Lessee~~ of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b) The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c) THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a) When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i) *Lessor's Agent*. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirmative obligations: *To the Lessor*: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. *To the Lessee and the Lessor*: (a) Diligent exercise of reasonable skills and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii) *Lessee's Agent*. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. *To the Lessee*: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. *To the Lessee and the Lessor*: (a) Diligent exercise of reasonable skills and care in performance of the agent's duties. (b) A duty of honest and fair dealing and good faith. (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii) *Agent Representing Both Lessor and Lessee*. A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: (a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. (b) Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not, without the express permission of the respective Party, disclose to the other Party confidential information, including, but not limited to, facts relating to either Lessee's or Lessor's financial position, motivations, bargaining position, or other personal information that may impact rent, including Lessor's willingness to accept a rent less than the listing rent or Lessee's willingness to pay rent greater than the rent offered. The above duties of the agent in a real estate transaction do

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not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Both Lessor and Lessee should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

(b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c) Lessor and Lessee agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. At or prior to the expiration or termination of this Lease Lessee shall deliver exclusive possession of the Premises to Lessor. For purposes of this provision and Paragraph 13.1(a), exclusive possession shall mean that Lessee shall have vacated the Premises, removed all of its personal property therefrom and that the Premises have been returned in the condition specified in this Lease. In the event that Lessee does not deliver exclusive possession to Lessor as specified above, then Lessor's damages during any holdover period shall be computed at the amount of the Rent (as defined in Paragraph 4.1) due during the last full month before the expiration or termination of this Lease (disregarding any temporary abatement of Rent that may have been in effect), but with Base Rent being 125% ~~150%~~ of the Base Rent payable during such last full month during the first thirty (30) days of such holding over, and 150% of such Base Rent thereafter. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located. Signatures to this Lease accomplished by means of electronic signature or similar technology shall be legal and binding.

30. Subordination; Attornment; Non-Disturbance.

30.1 **Subordination**. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "**Security Device**"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "**Lender**") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 **Attornment**. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

30.3 **Non-Disturbance**. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "**Non-Disturbance Agreement**") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within ~~6~~30 days after the execution of this Lease, Lessor shall~~, if requested by Lessee,~~ use its commercially reasonable best efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4 **Self-Executing**. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "**Prevailing Party**" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time upon not less than 48 hours' notice to Lessee, without notice in the case of an emergency, and otherwise at reasonable times after reasonable prior notice during the last six (6) months of the Term (provided Lessee has not exercised an available renewal option) for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect on Lessee's use of the Premises. Provided Lessor takes commercially reasonable steps to minimize disruption to Lessee's business operations at the Premises, a~~A~~ll such activities shall be without abatement of rent or liability to Lessee. Lessee's clean room (and any other sensitive areas reasonably designated by Lessee as "off limits" due to confidentiality concerns) will not be subject to such access and inspection, and a representative of Lessee may accompany Lessor during all such inspections.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may place on the Premises ordinary "For Sale" signs at any time and ordinary "For Lease" signs during the last 6 months of the term hereof. Except for ordinary "for sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All signs must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by

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written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. All requests for consent shall be in writing. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld, conditioned or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request. Consent on behalf of the Hedda Marosi Living Trust will be sufficient to constitute consent by "Lessor". The separate consent of the Stella Feder Trust shall not be required.

37. Guarantor.

37.1 **Execution**. The Guarantors, if any, shall each execute a guaranty in the form most recently published by AIR CRE, and each such Guarantor shall have the same obligations as Lessee under this Lease.

37.2 **Default**. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options. If Lessee is granted any Option, as defined below, then the following provisions shall apply.

39.1 **Definition**. "**Option**" shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2 **Options Personal To Original Lessee**. Except in the case of a Permitted Transfer, ~~A~~any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3 **Multiple Options**. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4 **Effect of Default on Options**.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connection with such rules and regulations.

41. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" within 6 months shall be deemed to have waived its right to protest such payment.

44. Authority; Multiple Parties; Execution.

(a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS LEASE.

49. Arbitration of Disputes. An Addendum requiring the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☐ is ☑ is not attached to this Lease.

________ ________

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50. Accessibility; Americans with Disabilities Act.

(a) The Premises:

☑ have not undergone an inspection by a Certified Access Specialist (CASp). Note: A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential.

☐ have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq. Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential except as necessary to complete repairs and corrections of violations of construction related accessibility standards.

In the event that the Premises have been issued an inspection report by a CASp the Lessor shall provide a copy of the disability access inspection certificate to Lessee within 7 days of the execution of this Lease.

(b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in compliance with ADA or other accessibility statutes, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense. Lessee shall not be responsible for modifications or additions required to comply with ADA or other accessibility Laws applicable generally to office and warehouse space, unless triggered by Alterations performed by or on behalf of Lessee. For clarity, Lessee shall be responsible for modifications or additions required to comply with ADA or other accessibility Laws in connection with its specific line of business as a medical device manufacturer.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Newport Beach
On: 11/4/2022

By LESSOR:
Hedda Marosi Living Trust and Stella Feder Trust

DocuSigned by:
Hedda Marosi
2DB0B2B71062495...

By:
Name Printed: Hedda Marosi
Title:
Phone:
Fax:
Email:

By:
Name Printed:
Title:
Phone:
Fax:
Email:

Address:
Federal ID No.:

Executed at: Solana Beach
On: 11/4/2022

By LESSEE:
ClearPoint Neuro, Inc., a Delaware corporation

DocuSigned by:
Danilo D'Alessandro
E33E142FF27B470...

By:
Name Printed:
Title:
Phone:
Fax:
Email:

By:
Name Printed:
Title:
Phone:
Fax:
Email:

Address:
Federal ID No.:

BROKER

Colliers International, Inc., a Delaware corporation, dba Colliers International

Attn: Mike Erwin, Tucker Hohenstein, Hank Jenkins
Title: Senior Executive Vice President

Address: 5901 Priestly Dr, Suite 100, Carlsbad, CA 92008
Phone: 760-930-7971
Fax:
Email: mike.erwin@colliers.com
Federal ID No.:
Broker DRE License #: 01908588
Agent DRE License #: 01242826 | 00999360 | 01981328

BROKER

Newmark

Attn: Ron Magnaghi
Title: Senior Managing Director

Address: 4655 Executive Dr., Ste. 800, San Diego, CA 92121
Phone: 858-875-3611
Fax:
Email: ron.magnaghi@nmrk.com
Federal ID No.:
Broker DRE License #: 01355491
Agent DRE License #: 01127146

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AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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Last Edited: 11/4/2022 5:47 AM
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AIRCRE contracts

OPTION(S) TO EXTEND TERM
STANDARD LEASE ADDENDUM

Dated: November 4, 2022
By and Between
Lessor: Hedda Marosi Living Trust and Stella Feder Trust
Lessee: ClearPoint Neuro, Inc., a Delaware corporation
Property Address: 6349 Paseo Del Lago, Carlsbad, CA 92011
(street address, city, state, zip)

Paragraph: 60 **OPTION(S) TO EXTEND TERM.** Subject to the terms, conditions and provisions of Paragraph 39, Lessor grants Lessee two (2) option(s) to extend the term of the Lease ("**Extension Option(s)**"), with each Extension Option being for a term of thirty-six (36) or sixty (60) months, at Lessee's option, commencing when the prior term expires ("**Option Term(s)**"). In order to exercise an Extension Option, Lessee must give written notice of such election to Lessor and Lessor must receive such notice at least nine (9) but not more than twenty-four (24) months prior to the date that the applicable Option Term would commence, time being of the essence. If timely and proper notification of the exercise of an Extension Option is not given by Lessee and/or received by Lessor, such Extension Option shall automatically expire. Except as specifically modified, the terms, conditions and provisions of the Lease shall apply during Option Terms but the amount of Rent during Option Terms shall be established by using the method(s) selected below *(check method(s) to be used and fill in appropriately)*:

☐ **I. Consumer Price Index.**

(a) During the Option Term(s) which start(s) on ____, the monthly Base Rent shall be increased on ____ and every ____ months thereafter during such Option Term(s) ("**Option Term CPI Increase Date(s)**") commensurate with the increase in the Option Term CPI (as herein defined) determined as follows: the monthly Base Rent scheduled for the month immediately preceding the first occurring Option Term CPI Increase Date shall be multiplied by a fraction the denominator of which is the Option Term Base CPI (as herein defined), and the numerator of which is the Option Term Comparison CPI (as herein defined). The amount so calculated shall constitute the new Base Rent until the next Option Term CPI Increase Date during the applicable Option Term, but in no event shall any such new Base Rent be less than the Base Rent for the month immediately preceding the applicable Option Term CPI Increase Date.

(b) The term "**Option Term CPI**" shall mean the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for *(select one)*: ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for *(fill in Urban Area)*: ____ or ☐ the area in which the Premises is located, All Items (1982-1984 = 100). The term "**Option Term Comparison CPI**" shall mean the CPI of the calendar month which is 2 full months prior to the applicable Option Term CPI Increase Date. The term "**Option Term Base CPI**" shall mean the CPI of the calendar month which is 2 full months prior to *(select one)*: ☐ Commencement Date of the Original Term, ☐ start of the applicable Option Term, or ☐ *(fill in month)* ____.

(c) If compilation and/or publication of the CPI is transferred to another governmental department, bureau or agency or is discontinued, then instead the index most nearly the same as the CPI shall be used to calculate the Base Rent increases hereunder. If the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, with the cost of such arbitration being paid equally by the Parties.

☐ **II. Fixed Percentage.** During the Option Term(s) which start(s) on ____, the monthly Base Rent shall be increased on ____ and every ____ months thereafter during such Option Term(s) ("**Option Term Percentage Increase Date(s)**") by ____ percent (____ %) of the monthly Base Rent scheduled to be paid for the month immediately preceding the applicable Option Term Percentage Increase Date.

☑ **III. Fair Market Value.**

(a) During the Option Term(s) which start(s) on approximately May 31, 2033, the amount of Rent shall be the amount forecasted to be the fair market rental value of the Premises during such Option Term established pursuant to the procedures, terms, assumptions and conditions set forth herein ("**Fair Market Value**"); provided, however, regardless of such Fair Market Value, Base Rent during an Option Term shall not be less than the Base Rent scheduled as of when the prior term expires. Starting as of Lessee's exercise of the applicable Extension Option (but not earlier than six (6) months before start of the applicable Option Term), the Parties shall for thirty (30) days ("**Negotiation Period**") attempt to agree upon the Fair Market Value. If during the Negotiation Period the Parties do not agree on the Fair Market Value, then the Fair Market Value shall be established pursuant to the procedures set forth herein, which shall be binding.

(b) Each Party shall, within fifteen (15) days after the end of the Negotiation Period, in writing submit to the other Party such Party's determination of the Fair Market Value ("**Submitted Value(s)**"). If a Party fails to timely provide a Submitted Value, then the other Party's Submitted Value shall be the Fair Market Value. If both Parties timely provide Submitted Values, then each Party shall, within fifteen (15) days after both Parties have exchanged Submitted Values, in writing notify the other Party of such Party's selected arbitrator who shall meet the qualifications set forth herein ("**Advocate Arbitrator(s)**"). Lessor and Lessee may select an Advocate Arbitrator who is favorable to such Party's position and may, prior to or after appointment of an Advocate Arbitrator, consult with such Party's Advocate Arbitrator. If a Party fails to timely and properly provide notice of such Party's chosen Advocate Arbitrator, then the other Party's Submitted Value shall be the Fair Market Value.

(c) If both Parties timely and properly designate Advocate Arbitrators, then such Advocate Arbitrators shall, within fifteen (15) days after their selection, choose a third (3rd) neutral arbitrator who shall meet the qualifications set forth herein ("**Neutral Arbitrator**"). The Neutral Arbitrator shall be engaged jointly by Lessor and Lessee. If Advocate Arbitrators fail to agree upon and timely appoint a Neutral Arbitrator, then the President of AIR CRE shall appoint such Neutral Arbitrator within fifteen (15) days after request by either Party. If the President of AIR CRE does not timely appoint the Neutral Arbitrator, then either Party may file an appropriate legal action for a judge with competent jurisdiction over the Parties to appoint the Neutral Arbitrator.

(d) The Advocate Arbitrators and the Neutral Arbitrator ("**Arbitrator(s)**") shall be duly licensed real estate brokers or salespersons in good standing in the state in which the Premises is located, shall have been active over the five (5) year period before their appointment in the leasing of properties similar to the Premises within the general real estate market of the Premises. The Neutral Arbitrator shall additionally not be related to or affiliated with either Party or Advocate Arbitrator, and shall not have previously represented in a real estate transaction a Party or anyone related to or affiliated with a Party. All matters to be determined by the Arbitrators shall be decided by a majority vote of the Arbitrators, with each Arbitrator having one (1) vote. The Arbitrators may, as the Arbitrators determine, hold hearings and require briefs, including market data and additional information.

(e) Within thirty (30) days after selection of the Neutral Arbitrator, the three Arbitrators shall first reach a decision as to their own independent opinion of the Fair Market Value established by taking into account the terms, assumptions and conditions set forth herein ("**Arbitrators' Market Value**"), then decide which Party's Submitted Value is closer in monetary amount to the Arbitrators' Market Value ("**Selected Market Value**"), then provide the Parties a copy of the Arbitrators' Market Value and finally notify the Parties of the Selected Market Value. The Selected Market Value shall be the Fair Market Value. The Arbitrators shall have no right to decide a Selected Market Value which is a compromise to (or modification of) the Submitted Values. The decision of the Arbitrators shall be binding upon the Parties. The Party whose Submitted Value is not the Selected Market Value shall, within ten (10) days after the Arbitrators decide the Selected Market Value, pay the fees and costs of all three (3) Arbitrators.

(f) If the Fair Market Value has not been established before the start of the applicable Option Term, then Lessee shall continue to pay to Lessor rent in the amount payable for the month immediately preceding the start of such Option Term and Lessor's acceptance of such rent shall not waive, adversely affect or prejudice the Parties' right to complete establishment of the Fair Market Value or Lessor's right to collect the full amount of the Fair Market Value once the Fair Market Value is established. Lessee shall, within ten (10) days after establishment of the Fair Market Value, pay to Lessor any deficiency in rent then due for the Option Term. Following establishment of Fair Market Value, the Parties shall, within ten (10) days after request by either Party, sign an amendment to this Lease to confirm the Fair Market Value and the expiration date of this Lease, but the Parties' failure to request or to sign such an amendment shall not affect establishment of the Fair Market Value or extension of the Lease term.

(g) The Arbitrators, in deciding the Arbitrators' Market Value, shall take into account rent rates, rent abatements, periodic rent increases, real property taxes,

DD HM
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insurance premiums and other operating expenses, tenant improvement and other applicable allowances, building services, length of lease term and other factors professional real estate brokers and/or appraisers customarily consider in determining fair market rent of property in an arm's length transaction by ready, willing and able parties for space of comparable location, size, age, condition, quality, parking, visibility, view, signage and accessibility if the Premises were marketed in a normal and customary manner for a reasonable length of time on the open market to be leased to a tenant with financial strength and credit worthiness comparable to Lessee and guarantors (if any) of this Lease (as of Lessee's exercise of the Extension Option) for a term comparable to the length of the applicable Option Term and used for the Agreed Use (or other reasonably comparable uses). The Arbitrators, in deciding the Arbitrators' Market Value, shall not consider as a comparable transaction any of the following: a sublease, lease assignment, lease renewal or extension; lease with a tenant that has equity, is related to or affiliated with the landlord; or a lease of space that was subject to a right of first refusal, right of first offer, expansion option or other encumbrances. The Arbitrators, in deciding the Arbitrators' Market Value, shall reduce the Fair Market Value on account of Alterations and improvements made by Lessee to the extent the cost thereof was paid solely by Lessee (in excess of any applicable improvement allowance, abated rent in lieu of improvement allowance or other consideration provided by Lessor for Lessee's improvement of the Premises), shall not reduce the Fair Market Value on account of any real estate brokerage commission savings by Lessor, and shall not reduce the Fair Market Value on account of deferred maintenance or repair of the Premises for which Lessee was responsible under the Lease but did not perform.

☐ **IV. Fixed Rental Adjustment(s) ("FRA").**

The monthly Base Rent shall be increased to the following amounts on the dates set forth below:

On (fill in FRA Adjustment Date(s)):	The new Base Rent shall be:
____	____
____	____
____	____
____	____
____	____
____	____
____	____
____	____
____	____
____	____

☐ **V. Continuation of Original Term Adjustments.**

The monthly Base Rent during the Option Term(s) which start(s) on ____ shall be increased in accordance with the same formula provided in the Lease to be used to calculate increases in the Base Rent during the Original Term of the Lease.

BROKER'S FEE: For each adjustment in Base Rent specified above, the Brokers shall be paid a Brokerage Fee in accordance with paragraph 15 of the Lease or if applicable, paragraph 9 of the Sublease.

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

DS DD   DS H-M

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AIRCRE contracts

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A Buyer's agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more salesperson and broker associates, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered.

SELLER AND BUYER RESPONSIBILITIES

Either the purchase agreement or a separate document will contain a confirmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that confirmation to make sure it accurately reflects your understanding of your agent's role. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation. Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. **This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE).**

☐ Buyer ☐ Seller ☑ Lessor ☐ Lessee — DocuSigned by: Hedda Marosi — D0CEE9A8F1... Date: 11/4/2022

☐ Buyer ☐ Seller ☐ Lessor ☑ Lessee — Danilo D'Alessandro — E33E142FF27B470... Date: 11/4/2022

Agent: Colliers International CA, Inc. a Delaware Corporation, dba Colliers International DRE Lic. #: 01908588
Real Estate Broker (Firm)

By: Mike Erwin, Tucker Hohenstein, Hank Jenkins DRE Lic. #: 01242826 | 00999360 | 01981328 Date: September 21, 2022
(Salesperson or Broker-Associate)

THIS FORM HAS BEEN PREPARED BY AIR CRE. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF THIS FORM FOR ANY SPECIFIC TRANSACTION. PLEASE SEEK LEGAL COUNSEL AS TO THE APPROPRIATENESS OF THIS FORM.

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DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP
CIVIL CODE SECTIONS 2079.13 THROUGH 2079.24 (2079.16 APPEARS ON THE FRONT)

2079.13. As used in Sections 2079.7 and 2079.14 to 2079.24, inclusive, the following terms have the following meanings:
(a) "Agent" means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained. The agent in the real property transaction bears responsibility for that agent's salespersons or broker associates who perform as agents of the agent. When a salesperson or broker associate owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the salesperson or broker associate functions. **(b)** "Buyer" means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes vendee or lessee of real property. **(c)** "Commercial real property" means all real property in the state, except (1) single-family residential real property, (2) dwelling units made subject to Chapter 2 (commencing with Section 1940) of Title 5, (3) a mobile home, as defined in Section 798.3, (4) vacant land, or (5) a recreational vehicle, as defined in Section 799.29. **(d)** "Dual agent" means an agent acting, either directly or through a salesperson or broker associate, as agent for both the seller and the buyer in a real property transaction. **(e)** "Listing agreement" means a written contract between a seller of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer, including rendering other services for which a real estate license is required to the seller pursuant to the terms of the agreement. **(f)** "Seller's agent" means a person who has obtained a listing of real property to act as an agent for compensation. **(g)** "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the seller's agent. **(h)** "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property. **(i)** "Offer to purchase" means a written contract executed by a buyer acting through a buyer's agent that becomes the contract for the sale of the real property upon acceptance by the seller. **(j)** "Real property" means any estate specified by subdivision (1) or (2) of Section 761 in property, and includes (1) single-family residential property, (2) multi-unit residential property with more than four dwelling units, (3) commercial real property, (4) vacant land, (5) a ground lease coupled with improvements, or (6) a manufactured home as defined in Section 18007 of the Health and Safety Code, or a mobile home as defined in Section 18008 of the Health and Safety Code, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code. **(k)** "Real property transaction" means a transaction for the sale of real property in which an agent is retained by a buyer, seller, or both a buyer and seller to act in that transaction, and includes a listing or an offer to purchase. **(l)** "Sell," "sale," or "sold" refers to a transaction for the transfer of real property from the seller to the buyer and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration. **(m)** "Seller" means the transferor in a real property transaction and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor of real property. **(n)** "Buyer's agent" means an agent who represents a buyer in a real property transaction.

2079.14. A seller's agent and buyer's agent shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and shall obtain a signed acknowledgment of receipt from that seller and buyer, except as provided in Section 2079.15, as follows: **(a)** The seller's agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement. **(b)** The buyer's agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase. If the offer to purchase is not prepared by the buyer's agent, the buyer's agent shall present the disclosure form to the buyer not later than the next business day after receiving the offer to purchase from the buyer.

2079.15. In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2079.14, the agent shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.16 Reproduced on Page 1 of this AD form.

2079.17(a) As soon as practicable, the buyer's agent shall disclose to the buyer and seller whether the agent is acting in the real property transaction as the buyer's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the buyer's agent prior to or coincident with execution of that contract by the buyer and the seller, respectively. **(b)** As soon as practicable, the seller's agent shall disclose to the seller whether the seller's agent is acting in the real property transaction as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the seller's agent prior to or coincident with the execution of that contract by the seller.
(C) CONFIRMATION: The following agency relationships are confirmed for this transaction.

Seller's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number _______
Is the broker of (check one): ☐ the seller; or ☐ both the buyer and seller. (dual agent)
Seller's Agent DO NOT COMPLETE, SAMPLE ONLY License Number _______
Is (check one): ☐ the Seller's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent)
Buyer's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number _______
Is the broker of (check one): ☐ the buyer; or ☐ both the buyer and seller. (dual agent)
Buyer's Agent DO NOT COMPLETE, SAMPLE ONLY License Number _______
Is (check one): ☐ the Buyer's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent)

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14. An agent's duty to provide disclosure and confirmation of representation in this section may be performed by a real estate salesperson or broker associate affiliated with that broker.

2079.18 (Repealed pursuant to AB-1289, 2017-18 California Legislative session)

2079.19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2079.20 Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

2079.21 (a) A dual agent may not, without the express permission of the seller, disclose to the buyer any confidential information obtained from the seller. **(b)** A dual agent may not, without the express permission of the buyer, disclose to the seller any confidential information obtained from the buyer. **(c)** "Confidential information" means facts relating to the client's financial position, motivations, bargaining position, or other personal information that may impact price, such as the seller is willing to accept a price less than the listing price or the buyer is willing to pay a price greater than the price offered. **(d)** This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079.22 Nothing in this article precludes a seller's agent from also being a buyer's agent. If a seller or buyer in a transaction chooses to not be represented by an agent, that does not, of itself, make that agent a dual agent.

2079.23 (a) A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship. **(b)** A lender or an auction company retained by a lender to control aspects of a transaction of real property subject to this part, including validating the sales price, shall not require, as a condition of receiving the lender's approval of the transaction, the homeowner or listing agent to defend or indemnify the lender or auction company from any liability alleged to result from the actions of the lender or auction company. Any clause, provision, covenant, or agreement purporting to impose an obligation to defend or indemnify a lender or an auction company in violation of this subdivision is against public policy, void, and unenforceable.

2079.24 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

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NOTICE: No part of these works may be reproduced in any form without permission in writing.

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AIRCRE contracts

ADDENDUM TO LEASE

Date: November 4, 2022
By and Between
Lessor: Hedda Marosi Living Trust and Stella Feder Trust
Lessee: ClearPoint Neuro, Inc., a Delaware corporation
Property Address: 6349 Paseo Del Lago, Carlsbad, CA 92011
(street address, city, state, zip)

~~Paragraph: ___~~

~~In the event of any conflict between the provisions of this Addendum and the printed provisions of the Lease, this Addendum shall control.~~

ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET, DATED NOVEMBER 4, 2022, BY AND AMONT HEDDA MAROSI LIVING TRUST AND STELLA FEDER TRUST, COLLECTIVELY AS LESSOR, AND CLEARPOINT NEURO, INC., A DELAWARE CORPORATION AS LESSEE, WITH RESPECT TO THE PREMISES COMMONLY KNOWN AS 6349 PASEO DEL LAGO, CARLSBAD, CA 92011. THE PROMISES, COVENANTS, AGREEMENTS AND DECLARATIONS MADE AND SET FORTH HEREIN ARE INTENDED TO AND SHALL HAVE THE SAME FORCE AND EFFECT AS IF SET FORTH IN THE BODY OF THE FORM LEASE. TO THE EXTENT THAT THE PROVISIONS OF THIS ADDENDUM ARE INCONSISTENT WITH THE TERMS AND CONDITIONS OF THE FORM LEASE, THE PROVISIONS OF THIS ADDENDUM SHALL CONTROL. EXCEPT FOR PURPOSES OF DETERMINING WHETHER A CONFLICT EXISTS BETWEEN THE FORM LEASE AND THIS ADDENDUM, THE TERM "LEASE" (AS USED HEREIN AND IN THE FORM LEASE) SHALL INCLUDE THE PROVISIONS OF THIS ADDENDUM.

51. BASE RENT SCHEDULE: The Base Monthly Rent payable for the Premises during the Lease Term shall be as follows:

Months of Term	Base Monthly Rent
1 -5	$36,977.80 + NNNs
6 - 10	$18,488.90 + NNNs
11 - 12	$36,977.80 + NNNs
13 – 24	$38,272.02 + NNNs
25 – 36	$39,611.54 + NNNs
37 - 48	$40,997.95 + NNNs
49 - 60	$42,432.88 + NNNs
61 - 72	$43,918.03 + NNNs
73 - 84	$45,455.16 + NNNs
85 - 96	$47,046.09 + NNNs
97 - 108	$48,692.70 + NNNs
109 - 120	$50,396.95 + NNNs

52. RIGHT OF FIRST REFUSAL: If, at any time during the Term, Lessor receives a bona fide offer from a non-affiliated third party to purchase the Premises (the "Offer"), which Offer Lessor intends to accept, Lessor shall deliver a complete and correct copy of the Offer to Lessee pursuant to the notice provisions of this Lease and Lessor agrees that it will not sell the Premises to such offeror for thirty (30) days so as to allow Lessee an opportunity to purchase the Premises. "Non-affiliated third party" means a party who is not (A) a member of the immediate family of the Trustor or Beneficiary of Lessor, (B) a trust for the benefit of the immediate family of the Trustor or Beneficiary of Lessor, or and (C) any entity owned and controlled (ownership and voting interests in excess of fifty percent (50%)) by Lessor or Trustor of Beneficiary of Lessor.

53. TENANT IMPROVEMENT ALLOWANCE & WORK: Lessee shall receive the Premises in the condition required by this Lease. Lessor shall provide a Tenant Improvement Allowance equal to fifteen dollars ($15.00) per square foot broken down as follows: ($10.25) per square foot allowance upon commencement of Premise Tenant Improvements (One Hundred and Ninety Nine Thousand Four Hundred and Eighty Five Dollars - $199,485) and ($4.25) per square foot allowance in the form of a 50% rent abatement for months 6-10 (Ninety Two Thousand Four Hundred and Forty Four Dollars $92,444 in rent abatement). Lessee will be adding a clean room to the Premises and making adjustments to the electrical, HVAC and office improvements. Lessee shall have its contractor and subcontractors performing the Tenant Improvements at the Premises provide Lessor with warranties against all defects in material and workmanship for a period of one (1) year after completion of all Tenant Improvements herein.

54. OPERATING EXPENSE NNN: Lessee to pay the Operating Expenses during the Lease Term, which are estimated to be $0.35/SF/month, which will be adjusted annually based on actual Operating Expenses pursuant to the terms

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of the Lease. Operating Expenses are payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Lessor's estimate of the annual Operating Expenses. Within 60 days after the end of each calendar year, Lessor shall deliver to Lessee a reasonably detailed statement showing the actual Premises Operating Expenses for the preceding year. If Lessee's payments during such year exceed Lessor's actual cost, Lessor shall credit the amount of such over-payment against Lessee's future payments. If Lessee's payments during such year were less than Lessor's actual cost, Lessee shall pay to Lessor the amount of the deficiency within 60 days after delivery by Lessor to Lessee of the statement. Except as otherwise expressly set forth in this Lease, Operating Expenses shall not include the cost of replacing equipment or capital components such as the roof, foundations or exterior walls; or capital improvements, such as the parking lot paving, elevators and fences, that have a useful life for accounting purposes of 5 years or more. Lessee shall have the right after reasonable notice and at reasonable times to inspect Lessor's accounting records at Lessor's accounting office during normal business hours. Lessee's inspection right shall be limited to Lessee's on-site review, for a period not to exceed five (5) business days, of Lessor's records pertaining to the Operating Expenses in question. Any such inspection shall be conducted at Lessee's sole cost. Lessee's inspection rights under this Section 54 shall be limited to one (1) inspection per annum with respect to the Operating Expenses billed to Lessee during the immediately preceding calendar year. If Lessee fails to perform such audit by December 31 with respect to the particular reconciliation statement provided by Lessor pursuant this Section 54, Lessee will be deemed to have waived its right to inspect Lessor's books and records with respect to the Operating Expenses described in such report unless Lessee thereafter has reasonable basis to believe that such report contains one or more material errors. In no event will Lessee have the right to engage any auditor or other consultant to inspect Lessor's records of Common Expenses on a contingency fee basis. If after such inspection Lessee still disputes the amount of additional rent owed, a certification as to the proper amount shall be made by Lessor's certified public accountant, which certification shall be final and conclusive. Lessee agrees to pay the cost of such certification unless it is determined that Lessor's original statement overstated Project Operating Costs by more than three percent (3%). If it is determined based upon such certification that Lessee overpaid Operating Expenses for the year in question, then Lessor shall credit against Lessee's next ensuing monthly installments(s) of Operating Expenses an amount equal to the overpayment until the credit is exhausted. If a credit is due from Lessor on the Expiration Date, Lessor shall pay Lessee the amount of the credit. Lessee will keep any information gained from its inspection of Lessor's books confidential and will not disclose same to any other party, except as required by law, and will cause its auditors to execute appropriate confidentiality agreements whereby they agree to keep any information gained from the inspection of Lessor's books confidential. Notwithstanding anything herein to the contrary the cost of Lessor's roof maintenance contract shall be reimbursed to Lessor by lessee.

55. BUILDING MANAGEMENT: Lessor shall charge a management fee equal to 1.5% of Operating Expenses.

56. SIGNAGE: Subject to Lessor's reasonable approval, Lessee shall have the right to install exterior Building top signage up to the maximum allowed by the City of Carlsbad.

57. PARKING: Lessee shall have free use of all parking spaces surrounding the Building.

58. FURNITURE, FIXTURES AND EQUIPMENT: Lessor acknowledges that Lessee wishes to acquire some of the furniture, fixtures and equipment ("FF&E") belonging to TrumpCard, the tenant currently occupying the Premises. Provided TrumpCard is prepared to abandon (or sell) such FF&E to Lessee at the expiration of its lease term, Lessor will use reasonable effort to facilitate the transfer of title to the FF&E to Lessee and allow TrumpCard to leave the FF&E selected by Lessee in place in the Premises.

59. INITIALS NOT REQUIRED. Notwithstanding the fact that the Lease includes a place for each party to initial the bottom of each page of such document, neither party is required to initial any page of the Lease in order for the Lease to be effective. The Lease will be effective if both parties execute the Lease on the signature page, initial the various exhibits and Addenda and deliver the Lease and such initialed Exhibits and Addenda to the other party.

60. COUNTERPARTS / ELECTRONIC SIGNATURES. This Addendum and any supplement, addendum, or modification, including any photocopy or facsimile, may be executed in two or more counterparts, all of which constitute the same writing. Lessor and Lessee each (a) has agreed to permit the use from time to time, where appropriate, of DocuSign or other electronic signature software in order to expedite the transaction contemplated by this Lease, (b) intends to be bound by its respective electronic signature, (c) is aware that the other will rely on the electronic signature, and (d) acknowledges such reliance and waives any defenses to the enforcement of this Lease affecting the transaction contemplated by this Lease based on the fact that a signature was made by electronic means.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Addendum concurrently with the Lease of even date herewith.

Signatures on following page

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ADD-1.03, Revised 10-22-2020

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LESSOR: LESSEE:

HEDDA MAROSI LIVING TRUST

DocuSigned by:

Hedda Marosi

By: ______________________________

2DB0B2B71062495...

Hedda Marosi, Sole Trustee

CLEARPOINT NEURO, INC., A DELAWARE CORPORATION

DocuSigned by:

Danilo D'Alessandro

By: ______________________________

E33E142FF27B470...

Danilo D'Alessandro

Its: _CFO______________________

STELLA FEDER TRUST

DocuSigned by:

Hedda Marosi

By: ______________________________

2DB0B2B71062495...

Hedda Marosi, Sole Trustee

I

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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© 2017 AIR CRE. All Rights Reserved.
ADD-1.03, Revised 10-22-2020

Last Edited: 11/4/2022 5:47 AM
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